EXHIBIT 10.22


                                A G R E E M E N T
                                -----------------


                                     between


                                 SIMMONS COMPANY


                                       and


                                 ILWU LOCAL 142


                       November 8, 1991 - November 7, 1995

                                    CONTENTS
                                    --------
Section
Number                    TITLE                                Page

  1       Union Recognition and Union Security  . . . . . . .  5
               Collective Bargaining . . . . . . . . . . . .   5
               Company Recognition of the Union  . . . . . .   6
  2       Employee Coverage   . . . . . . . . . . . . . . . .  7
  3       Wages   . . . . . . . . . . . . . . . . . . . . . .  7
  4       Hours and Overtime  . . . . . . . . . . . . . . . .  8
  5       Reporting Time  . . . . . . . . . . . . . . . . . .  9
  6       Temporary Transfer  . . . . . . . . . . . . . . . .  9
  7       Holidays  . . . . . . . . . . . . . . . . . . . . .  10
  8       Vacations   . . . . . . . . . . . . . . . . . . . .  11
  9       Group Life Insurance  . . . . . . . . . . . . . . .  14
  10      Medical Plan  . . . . . . . . . . . . . . . . . . .  15
  11      Sick Leave and Temporary Disability Insurance . . .  16
  12      Maternity Leave   . . . . . . . . . . . . . . . . .  18
  13      Right of Access to Company Premises   . . . . . . .  19
  14      Bulletin Boards   . . . . . . . . . . . . . . . . .  19
  15      Deduction of Union Dues From Wages  . . . . . . . .  20
  16      Seniority   . . . . . . . . . . . . . . . . . . . .  21
  17      Grievance Procedure   . . . . . . . . . . . . . . .  22
          First Step  . . . . . . . . . . . . . . . . . . . .  22
          Second Step   . . . . . . . . . . . . . . . . . . .  22
          Arbitration   . . . . . . . . . . . . . . . . . . .  23
  18      Leave of Absence for Union Business   . . . . . . .  24
  19      Discrimination  . . . . . . . . . . . . . . . . . .  24
  20      No Strikes or Lockouts  . . . . . . . . . . . . . .  25
  21      Discipline or Discharge   . . . . . . . . . . . . .  25
  22      Jury Service  . . . . . . . . . . . . . . . . . . .  27
  23      Funeral Leave   . . . . . . . . . . . . . . . . . .  28
  24      Pension Plan  . . . . . . . . . . . . . . . . . . .  28
  25      Separation Allowance  . . . . . . . . . . . . . . .  29
  27      Document Contains Entire Agreement  . . . . . . . .  29
  28      Modification of Agreement   . . . . . . . . . . . .  29
  29      Duration of Agreement   . . . . . . . . . . . . . .  30

Exhibit "A" - Minimum Hourly Rates  . . . . . . . . . . . . .  32

Exhibit "B" - Authorization Form For Deduction of
               Union Dues Out of My Wages   . . . . . . . . .  33

                                    CONTENTS
                                    ---------
                                 (ALPHABETIZED)
Section
Number     Title                                          Page
- ------     -----                                          ----

14         Bulletin Boards  . . . . . . . . . . . . . . . . . . .  19

15         Deduction of Union Dues From Wages   . . . . . . . . .  20

21         Discipline or Discharge  . . . . . . . . . . . . . . .  25

19         Discrimination   . . . . . . . . . . . . . . . . . . .  24

27         Document Contains Entire Agreement   . . . . . . . . .  29

29         Duration of Agreement  . . . . . . . . . . . . . . . .  30

 2         Employee Coverage  . . . . . . . . . . . . . . . . . .  7

           Exhibit "A" - Minimum Hourly Rates   . . . . . . . . .  32

           Exhibit "B" - Authorization Form For

             Deduction of Union Dues Out of My Wages  . . . . . .  33

23         Funeral Leave  . . . . . . . . . . . . . . . . . . . .  28

17         Grievance Procedure  . . . . . . . . . . . . . . . . .  22

                First Step  . . . . . . . . . . . . . . . . . . .  22

                Second Step   . . . . . . . . . . . . . . . . . .  22

                Arbitration   . . . . . . . . . . . . . . . . . .  23

 9         Group Life Insurance   . . . . . . . . . . . . . . . .  14

 7         Holidays   . . . . . . . . . . . . . . . . . . . . . .  10

 4         Hours and Overtime   . . . . . . . . . . . . . . . . .  8

22         Jury Service   . . . . . . . . . . . . . . . . . . . .  27

18         Leave of Absence for Union Business  . . . . . . . . .  24

12         Maternity Leave  . . . . . . . . . . . . . . . . . . .  18

10         Medical Plan   . . . . . . . . . . . . . . . . . . . .  15

28         Modification of Agreement  . . . . . . . . . . . . . .  29

20         No Strikes or Lockouts   . . . . . . . . . . . . . . .  25

24          Pension Plan  . . . . . . . . . . . . . . . . . . . .  28

 5          Reporting Time  . . . . . . . . . . . . . . . . . . .  9

13          Right of Access to Company Premises   . . . . . . . .  19

16          Seniority   . . . . . . . . . . . . . . . . . . . . .  21

25          Separation Allowance  . . . . . . . . . . . . . . . .  29

11          Sick Leave and Temporary Disability Insurance . . . .  16

 6          Temporary Transfer  . . . . . . . . . . . . . . . . .  9

 1          Union Recognition and Union Security  . . . . . . . .  5

                Collective Bargaining   . . . . . . . . . . . . .  5

                Company Recognition of the Union  . . . . . . . .  6

 8          Vacations   . . . . . . . . . . . . . . . . . . . . .  11

 3          Wages   . . . . . . . . . . . . . . . . . . . . . . .  7

                                A G R E E M E N T
                                -----------------



          This AGREEMENT, by and between SIMMONS COMPANY, hereinafter called the

"COMPANY," and ILWU Local 142, hereinafter called the "UNION";

                                   WITNESSETH



                                    SECTION 1
                                    ---------

                      UNION RECOGNITION AND UNION SECURITY

          1.01  Collective Bargaining. The  COMPANY recognizes the  UNION as the
                -----------------------

sole  and exclusive  collective  bargaining agent  for  all full-time  employees covered by this agreement.



          1.02 The agreement is signed by  the UNION on behalf of all  full-time employees in the collective bargaining unit, and all such employees are required to abide by the agreement negotiated in their behalf.



          1.03 New employees  shall be advised, when hired, of the provisions of this agreement covering UNION recognition and security.

          1.04 COMPANY Recognition of the UNION.  Each employee covered by this
               ---------------------------------

agreement who was a member of the UNION on the effective date thereof, or who becomes a member thereafter, shall remain a member thereof for the duration of such agreement.



          1.05 New employees shall, immediately following the expiration of thirty (30) days from the beginning of employment, become and remain members of the UNION to the extent of paying the membership dues uniformly required as a condition of acquiring or retaining membership in the UNION.



          1.06 The UNION agrees to accept all present and future employees who apply for membership and who pay the regular monthly UNION dues, as members of the UNION without discrimination.



          1.07 Nothing contained in this section shall require the COMPANY to discriminate (a) against an employee for non-membership in the UNION if such membership was not available to such employee on the same terms and conditions generally applicable to the other members, or (b) against an employee with respect to whom membership in the union shall have been denied or terminated as a condition of acquiring or retaining membership in the UNION.

                                    SECTION 2
                                    ---------

                                EMPLOYEE COVERAGE

          2.01  The  employees  covered  by this  agreement  are  all  full-time production  and maintenance employees. Executives, salesmen, office and clerical

employees,  confidential   employees,  guards   and/or  watchmen,   professional

employees, and supervisory employees are not  covered by this agreement and  are excluded from the terms thereof.



          2.02 As of the date of signing this agreement, the function of product inspection is  a  supervisory function.  If, however,  the job  of inspector  is created by the  COMPANY during the term  of this agreement, such job  shall be a bargaining unit  job, and  it is  agreed that  such job  will be  filled by  the

COMPANY on the basis of merit alone, and inspection standards set by the COMPANY must be maintained if the inspector is to remain on such job.



                                    SECTION 3
                                    ---------

                                      WAGES

          Exhibit "A," which is attached hereto and made a part hereof, sets forth the schedule of base hourly wage rates which shall apply in accordance with their terms.

9                                   SECTION 4
                                    ---------

                               HOURS AND OVERTIME

          4.01 Work performed by an employee in excess of eight (8) hours in one

(1) day or in excess of forty (40) straight time hours in one (1) week shall constitute overtime.



          4.02 Work performed by an employee which is defined hereunder as overtime shall be compensated for at one and one-half (1-1/2) times the straight time hourly rate of pay. Overtime shall be paid in quarter-hour units.



          4.03 Work performed on Sunday will be compensated for at two (2) times the straight time hourly rate of pay.



          4.04 Work performed on Saturday will be compensated for at one and one-half (1-1/2) times the straight time hourly rate of pay.



          4.05 The COMPANY shall provide a ten (10) minute rest period for each employee in each half shift.



          4.06 If an employee is required to work longer than five (5)

continuous hours without a meal period, he/she shall be compensated at one and one-half (1-1/2) times the straight time hourly rate of pay for work performed after such five (5) hours until such time as a meal period is provided.

          4.07 Wherever two (2) or more overtime rates may appear applicable to the same hour or hours worked by an employee, there shall be no pyramiding or adding together of such overtime rates and only the higher of the applicable rates shall apply.



          4.08 Company agrees to notify employees verbally a minimum of two (2)

hours before the end of their shift if overtime is required on that day.



                                    SECTION 5
                                    ---------

                                 REPORTING TIME

          An employee ordered to report to work for a regular shift and who does so report, and no work  is provided, shall receive a  minimum of four (4)  hours

work or four (4) hours pay at  his/her straight time hourly rate of pay.     The

COMPANY will not be responsible for wage  payments for time not worked when plant operation is interrupted because of circumstances beyond the COMPANY's control.



                                    SECTION 6
                                    ---------

                               TEMPORARY TRANSFER

          6.01  Any  employee  subject  to this  agreement  may  be  temporarily transferred to another  classification or  may be used  for relief of  employees under other classifications.  Any employee temporarily transferred  at COMPANY's convenience to a lower rated job, either at the beginning  of or during a shift,

shall continue to receive his/her  regular rate of pay.  If so transferred to  a higher rated job either
at  the  beginning of  or  during  the  shift,  he/she shall  receive  the  rate applicable to said higher rated job for the balance of the shift.



          6.02 A transfer  made for the convenience of  the transferred employee shall not be deemed a temporary transfer irrespective of its duration.



                                    SECTION 7
                                    ---------

                                    HOLIDAYS



          7.01 Employee eligible for holiday pay shall receive eight (8) hours pay for the holidays listed below at their straight time hourly rate:

               New Years Day       Thanksgiving Day

               February 28th       Day after Thanksgiving

               Fourth of July      (beginning 1992)

               Memorial Day        Christmas Eve Day

               Kamehameha Day      Christmas Day

               Labor Day           New Year's Eve Day



          7.02 In order to be eligible for holiday pay, an employee must have thirty (30) days or more service on the day of the holiday and have worked the last scheduled workday before and first scheduled workday after the holiday except when the employee has been excused by the

COMPANY.



          7.03 If required to work on any of the foregoing holidays, the employee shall receive pay, in addition to his/her holiday compensation, of one and one-half (1-1/2) times his/her straight time hourly rate of pay.



          7.04 If any holiday falls on a Saturday or Sunday, the preceding

Friday or the following Monday may, at the COMPANY's option, be considered as the holiday.



          7.05 A holiday falling within an employee's regularly scheduled workweek and upon which the employee does not work, shall be credited as straight time work for the purpose of computing weekly overtime only.



          7.06 In the event a holiday falls during an employee's vacation,

he/she shall be granted an extra day of vacation with pay or pay in lieu thereof at the COMPANY's option.



                                    SECTION 8
                                    ---------

                                    VACATIONS

          8.01 Employees covered by this  agreement who have been in the  employ of the COMPANY for a continuous period of one (1) year, but less than (2) years, and have worked at least 1600 straight time hours during said year of  service, shall, on the anniversary date of employment, be eligible for a vacation  of one (1)  week with pay  computed on the  basis of forty  (40)

hours at their straight time hourly rate.



          8.02 Employees  covered by this agreement who  have been in the employ of the COMPANY for a continuous period of two (2) years, but less than ten (10)

years,  and have worked at  least 1600 straight time  hours during the last such year of service, shall,  on the anniversary date of employment,  be eligible for an annual vacation  of two (2)  weeks with pay computed  on the basis  of eighty

(80) hours at their straight time hourly rate.



          8.03 Employees covered  by this agreement who have been  in the employ of the COMPANY  for a continuous  period of  ten (10) years,  or more, and  have worked at least 1600 straight time hours during  the  last  such year  of service,  shall, on  the  anniversary  date of employment, be  eligible for  an annual  vacation of  three (3)  weeks with  pay computed on the basis of 120 hours at their straight time hourly rate.



          8.04  Employees covered  by this agreement who have been  in the employ of the COMPANY for a continuous period of sixteen (16) years, or more,

and have worked at least 1600 straight time hours during the last such year of service, shall, on the anniversary date of employment, be eligible for an annual vacation of four (4) weeks with pay computed on the basis of 160  hours at their straight time hourly rate.



          8.05 The COMPANY shall  have the right to determine  the period during which any employee shall take his/her  vacation, but the expressed preference of

the employee  shall be given due consideration.    In case of vacations of three

(3)  weeks, the COMPANY may schedule two (2)  weeks at one time and one (1) week at another time, at its option.



          8.06  After  one  (1)  year  of employment,  an  employee  who  may be terminated for any  reason prior to the  completion of his/her anniversary  year who has worked more than 1000 hours but less than 1600 hours, shall be  entitled to a prorated vacation based on the ratio of his/her hours worked to 1600 hours.

If he/she has worked more  than 1600 hours, he/she shall be entitled  to his/her full vacation. Vacation pay in all such cases shall be  prorated on the basis of the pay to which he/she would have been entitled if he/she had completed his/her anniversary pay year.



    8.07 Credit  will be  given toward  accumulation of  the 1600  straight time hours required for vacation eligibility, up to maximum of 200 straight time hours, for time lost on regularly scheduled workdays for any of the following reasons:

          (a)  Compensable industrial accident

          (b)  Sick  leave  which   is  compensable  under  the   provisions  of

               Section 10 of this agreement

          (c)  Time spent on vacation under the provisions of Section 8  of this agreement

          (d)  Holidays set forth in Section 7 of this agreement



          8.08  If an  employee is  recalled  to work  during his/her  scheduled vacation period, he/she will receive one and one-half (1-1/2) times the straight time hourly  rate of  pay for  work  performed during  such scheduled  vacation.

His/her  vacation period will  be extended by  the number of  days worked during such vacation.



          8.09 The  provisions of the Funeral  Leave section shall apply  in the event  of a death  in an employees  immediate family  while such employee  is on vacation.



                                    SECTION 9
                                    ---------

                              GROUP LIFE INSURANCE

    The COMPANY's Group Life Insurance Plan shall continue for the term  of this agreement.  The amount  of the  coverage  shall be  $10,000 effective  11/08/91-

11/07/94 and increased to $15,000
effective 11/08/94-11/07/95  and the  COMPANY will  pay  the full  cost of  this coverage.



                                   SECTION 10
                                   ----------

                                  MEDICAL PLAN

          10.01  During the  term of  this agreement,  the COMPANY  will provide

Hawaii Medical Service Association Plan IV with Major Medical Rider and will pay eighty-five (85%) of  the monthly  premium on  behalf of  each eligible  regular full-time  participating employee and his/her dependents. Employees not enrolled in the above-named plan and who desire to enroll shall sign enrollment cards and authorization providing for  payroll deductions of their  monthly contributions.

Effective October 1, 1988, the HMSA drug rider will be provided, and the COMPANY will pay eighty-five percent (85%) of monthly premium on behalf of each eligible regular full-time  participating employee  and his/her  dependent. Medical  caps will apply to the fourth year as follows:

               Family: $470 company - $83 employee

               Single: $166 company - $29 employee

          If the costs exceed the above amount, the Company will discuss with the Union other plans which are lower in cost. The plan which is chosen will not cost the Company or the employees any more than the caps listed above.

          10.02 The COMPANY will provide a dental plan and will pay eighty-five percent (85%) of the monthly premium on behalf of each eligible regular full-

time participating employee and his/her dependents. The employee will pay the balance through payroll deduction.



          10.03 Employees and spouses who are eligible for coverage under another dental plan shall be excluded from coverage under the COMPANY's plan.

Employees and spouses who are covered by another medical plan shall not be excluded from the dental plan.



                                   SECTION 11
                                   ----------

                  SICK LEAVE AND TEMPORARY DISABILITY INSURANCE

          11.01 Any full-time employee covered by this agreement who has been in the continuous employment of the COMPANY  for a period of one (1) or  more years and who,  because of illness or injury not  compensable under the State Workers'

Compensation Law, is  prevented from working, shall be entitled to sick leave of not more  than twelve (12) working days in any  one (1) year of employment, with pay for a maximum of eight (8) hours of each day of sick  leave computed on such employee's then straight  time hourly rate of pay;  provided, however, any full-

time employee who  at the end  of an employment  year has not  used up the  sick leave allowance hereinbefore provided, may  carry forward to the subsequent year any such unused sick leave allowance, and in no event shall such employee be entitled to sick leave of more than thirty-six (36) working days in any one (1) year of employment.



          11.02 Sick leave benefits shall  commence on the third working  day of each such illness  and no benefits shall  be paid for the first  two (2) working days of absence except that sick benefits shall commence on the first day if  an employee is hospitalized or unable  to work because of broken limb  or where the sickness is of  seven (7) continuous calendar  days duration. Employees may  use vacation days (if eligible and due) for two-day waiting period on sick leave.



          11.03 Upon  each occasion of  an employee's absence from  work, he/she must present a certificate on the form furnished by the COMPANY from a physician who  shall be a member  of the Honolulu  County Medical Society,  or other proof satisfactory  to the  COMPANY, certifying  that  his/her absence  from work  was caused by  such illness or injury and that such illness or injury was not caused by the employee's own misconduct.



          11.04 No  employee whose  illness or injury  is caused by  his/her own misconduct shall be entitled to the benefits of this section. The  COMPANY shall have  the right  to make such  investigation in  connection with any  illness or injury of any employee which it may deem available.

          11.05 The provisions  of the Funeral Leave section shall  apply in the event  of a death in an employee's immediate  family which such employee is on a paid sick leave.



          11.06  Temporary Disability Insurance will  be provided by the COMPANY to the extent required by State Law, the total cost of which will be paid by the

COMPANY.



          11.07 If an employee is entitled to sick leave for any  particular day and  TDI benefits are  also payable for  the same day, then  sick leave benefits will be used to supplement TDI, so that an employee may be entitled to eight (8)

hours pay for  his/her straight time hourly wage lost that day, the total length of time that such supplement will be applied will not exceed the total number of days of sick leave provided for herein.



                                   SECTION 12
                                   ----------

                                 MATERNITY LEAVE



          12.01 Requests for maternity leave for the period the employee is disabled and unable to work will be treated in the same manner as any other requests for any non-occupational temporary disability.

    12.02  The leave  will be granted  for the  length of the  disability during which the employee is unable to perform the essential elements of the job.



                                   SECTION 13
                                   ----------

                       RIGHT TO ACCESS TO COMPANY PREMISES

          A duly certified representative of the UNION shall be permitted on the

COMPANY's premises  to investigate grievances. Such representative shall see the

Manager or his/her representative, who shall permit said representative to enter

the  COMPANY's  operations.  It   is  agreed  that  the   Manager  may  send   a

representative of the  COMPANY to accompany said  UNION representative, provided such  UNION representative  is afforded the  opportunity to  interview employees privately.



                                   SECTION 14
                                   ----------

                                 BULLETIN BOARDS

          The  COMPANY shall  provide  space on  a  bulletin board  conveniently located for the purpose of posting notices of official UNION business. The UNION shall not be permitted to  post any document containing inflammatory, scurrilous or intemperate language, or  any language derogatory  to the COMPANY. No  strike notices may be posted.

                                   SECTION 15
                                   ----------

                       DEDUCTION OF UNION DUES FROM WAGES

          15.01 Upon  receipt of  written authorization  (Exhibit "B")  for such deductions, the COMPANY agrees to deduct from the wages (gross earnings) of such of its employees  all dues hereinafter becoming  due from such employees  to the

UNION  and  to  transmit the  money  so  deducted to  the  Union  as hereinafter provided.  "Gross earnings"  shall include  holiday pay, vacation  pay, overtime pay, incentive pay, and  bonuses but shall not include sick  leave pay, workers'

compensation payments, lump sum severance payments or pension benefit payments.



          15.02  The  total amount  of  any  such  deduction shall  be  promptly transmitted  by  the COMPANY  to  the  UNION by  check  drawn  to  the order  of

Secretary-Treasurer  of ILWU  Local 142. Upon  the issue  of such check  and the transmission  of  same to  said UNION,  all  responsibility on  the part  of the

COMPANY shall cease  with respect to any  amount so deducted. The  COMPANY shall not be bound in any manner to see to the application of the proceeds of any such check, nor to investigate the authority of  any designated officer of said UNION

to sign any  request, to accept any such  check, or to collect the same.     The

UNION  hereby undertakes to  indemnify and hold  blameless the COMPANY  from any claim that may be made upon it for or on account of any  such deduction from the wages of any employee.

                                   SECTION 16
                                   ----------

                                    SENIORITY



          16.01 In case  of layoff or recall after layoff,  length of continuous service with  the COMPANY shall govern where  employees are competent to perform the job.  This principle  of seniority  shall not  apply to  any employee  until he/she have completed ninety  (90) days of continuous service with  the COMPANY.

Seniority  shall be  considered broken  by (a)  discharge, (b)  resignation, (c)

twelve (12) consecutive  months of unemployment, or (d)  twenty-four (24) months of absence by reason of illness, except that seniority during such illness shall be frozen at the  end of twelve (12) months. Illnesses of  longer than 24 months will be reviewed on a case by case basis.



          16.02 In making promotions or transfers to vacancies for regular jobs,

qualifications  shall be  determined  by  all relevant  factors  such as  merit,

experience,  knowledge, ability,  physical  and mental  fitness  to perform  the essential elements of  the job. If there  is no material difference  between the qualifications  of eligible  employees, the  one  having the  greater length  of

continuous  service  will be  selected.      If there  is a  material difference

between the qualifications  of eligible employees,  the best qualified  employee will be selected.

          16.03  Seniority shall  not apply  to  any employee  until he/she  has completed three (3) months of continuous service with the COMPANY.



                                   SECTION 17
                                   ----------

                               GRIEVANCE PROCEDURE

          17.01  If an employee  covered by the  terms of this  agreement or the

UNION believes that the COMPANY has violated the express terms thereof, and that by reason of such violation his/her or its right having been adversely affected,

he/she or  it, as  the case may  be, shall be  required to follow  the procedure hereinafter  set forth  in presenting  the grievance  and having  the grievances investigated and the merits thereof determined.



          17.02 First Step:    The employee or the UNION or the Unit Chairperson
                ---------------

shall first present the grievance either orally  or in writing to the Operations

Manager within ten  (10) working days of  the last occurrence of  the alleged of the agreement.



          17.03  Second Step:  If the  Operations  Manager does  not adjust  the
                 --------------

grievances to the  complainant's satisfactions within two (2)  working days from the time the grievance is presented to him/her, then the complainant may present the grievances in  writing to the General  manager within five (5)  working days after  the complainant receives the  answer from the  Operations Manager. If the

General

Manager does not adjust the  grievances to the complainant's satisfaction within seven (7) working days from the time the grievance is  presented to him/her, the complainant may submit  the grievance to Arbitrator  with a copy to  the COMPANY within thirty (30) working days after receipt of the General Manager's reply.



          17.05 Arbitration.  Thomas Gilson, Stuart Cowan and Tamotsu Tanaka are
                ------------

hereby appointed as a panel of Arbitrators.    One Arbitrator shall be chosen as

follows:  each party  may  strike one  name  from the  panel  and the  remaining

Arbitrator shall serve  in the case.  All decisions of  the Arbitrator shall  be limited  to the terms and provisions of this  agreement, and in no event may the terms and provisions  of this agreement be  altered, amended or modified  by the

Arbitrator. The Arbitrator shall receive for his/her services such  remuneration as, from  time to time, shall  be acceptable to  him/her and agreed upon  by the

parties.     All decisions of the  Arbitrator shall be  in writing and shall  be submitted to each of the parties hereto. All fees and expenses of the Arbitrator shall be borne equally by the UNION  and the COMPANY. Each party shall bear  the expenses of the presentation of its  own case. The complainant in every  hearing

before the Arbitrator shall present a prima facie case.     In general, judicial

rules of  procedure shall be followed at every  hearing, but the Arbitrator need not follow the  technical rules  of evidence  prevailing in  a court  of law  or equity. The Arbitrator shall make his/her decision in the light of the whole record and shall decide the case upon the weight of all substantial evidence  presented. All decisions of the  Arbitrator under this section shall be final and binding upon the parties.



                                   SECTION 18
                                   ----------

                       LEAVE OF ABSENCE FOR UNION BUSINESS

          Any employee elected  to office in the UNION  which requires full-time in the discharge of its duties shall be given a leave of absence without pay and without loss  of seniority; provided, that no more than one employee shall be on such  leave of absence  at one time;  and provided, further,  that such leave of absence shall not  extend beyond the term  of this agreement unless  extended by mutual consent. By mutual  agreement, the COMPANY may grant  temporary leaves of absence without  pay for UNION  business under  the circumstances that  will not unduly interfere with the COMPANY's operations.



                                   SECTION 19
                                   ----------

                                 DISCRIMINATION

          19.01 The COMPANY will  not discriminate against any  employee because of  his/her  membership in  the  UNION or  for legitimate  UNION  activity. Such activity, however,  shall not  interfere with the  COMPANY's operations,  nor be conducted during working hours.

          19.02 The UNION agrees for itself and its members that neither will attempt to intimidate or coerce any employee of the COMPANY for the purpose of compelling any employee to join the UNION.



          19.03 The COMPANY and UNION hereby reaffirm their commitment not to discriminate because of race, color, religion, national origin, sex, age or handicap. All references to employees in this agreement designate both sexes and whenever the male gender is used, it shall be construed to mean male and female employees.



                                   SECTION 20
                                   ----------

                              NO STRIKE OR LOCKOUTS

          The parties  hereto agree that  during the term of  this agreement any past, existing  or future custom or practice of the COMPANY or the UNION, to the contrary notwithstanding,  there shall  be no  lockout by  the COMPANY,  nor any strike, sit down,  refusal to work,  stoppage of work, slowdown,  retardation of production or  picketing  of  the COMPANY  on  the  part  of the  UNION  or  its representatives  or on  the part of  any employee  covered by the  terms of this agreement.

                                   SECTION 21
                                   ----------

                             DISCIPLINE OR DISCHARGE

          21.01 Employees shall be subject to discipline or discharge by

COMPANY for insubordination, pilferage, drunkenness, incompetence, failure to perform work as required, violation of the terms of this  agreement, or  failure to  observe safety  rules and  regulations and  the

COMPANY's  house  rules, which  shall  be conspicuously  posted.  Any discharged employee shall, upon request, be furnished with the reason for his/her discharge in writing; provided, however, that any employee who has not completed three (3)

months  of continuous  service with the  COMPANY may  be discharged  without the

COMPANY assigning any reason therefor.



          21.02 In the  administration of  this section  the COMPANY  recognizes that  a  temporarily  transferred employee  may  not  be as  proficient  in work performance as are employees on the same job.



          21.03 The  COMPANY agrees to notify  the UNION of proposed  changes in house rules prior  to posting such new rules and, if  requested, to discuss such changes  with the  union representatives  prior to  their  application; provided however, that the final decision on the  application of such house rules will be left to the COMPANY.  In the event of conflict  between the house rules and  the provisions of this agreement, the agreement will prevail.



          21.04 In  any case of  discharge or disciplinary suspension  where the

Arbitrator finds  that such discharge  or suspension was improper  or excessive,

such discharge  or suspension may be set aside,  reduced or otherwise changed by the Arbitrator under Section

          17. If  the penalty is  set aside, reduced  or otherwise  changed, the

Arbitrator,  in  his/her  discretion,  may  award back  pay  to  compensate  the employee, wholly or partially,  for any wages lost because of the  penalty. If a back pay  award is made, wages received  from any other employment,  or any sums received as unemployment compensation while the  penalty is in effect, shall  be deducted by the Arbitrator in determining the amount of the award.



                                   SECTION 22
                                   ----------

                                  JURY SERVICE

          Any regular full-time employee who is summoned for jury duty or serves on  a board  or commission  which  has been  established by  or  under statutory authority  shall receive  full pay  during the period  of such  service up  to a maximum of thirty (30) days of jury service for each case. The COMPANY will make up  the difference, if  any, between the  amount paid him/her  by the government

(including mileage) and  the amount he/she  would have earned,  computed on  the basis of his/her straight time hourly earnings. The employee, however, must give the COMPANY  as much advance notice as possible  of such anticipated absence. It is understood that the  employee will submit  to the COMPANY proper  certificate from court officials indicating the time so spent and the amount of jury pay. It is also  understood that if the day's  service is completed prior to  the end of the workday, that the employee will call the COMPANY to determine whether he/she should return to work.

                                   SECTION 23
                                   ----------

                                  FUNERAL LEAVE



          In case of death in the immediate family of a regular employee, the employee will be allowed full pay for three (3) working days for time lost from work on account of such death provided the days are taken within ten (10) days of the death of the relative. An exception will be made to allow the three-day funeral leave to be taken within 49 days to accommodate individual and recognized variations of religious beliefs. An extension of the ten days will be given, if necessary, if the death occurs off the island of Oahu. Pay for such event shall be computed on the basis of his/her straight time hourly rate.

Immediate family shall consist of spouse, parent, children, brother, sister,

grandparent, mother-in-law, father-in-law and step-parents.



                                   SECTION 24
                                   ----------

                                  PENSION PLAN

          The three (3) individuals in the existing retirement plan will cease making payments and an annuity will be purchased for the monthly benefit accrued through 12/31/91. All members will be eligible for the ESOP based on the conditions in the plan.

                                   SECTION 25
                                   ----------

                              SEPARATION ALLOWANCE

          Employees who are permanently dismissed from employment with the

COMPANY as a result of discontinuance of business or as a result of a permanent reduction in production, shall be paid one (1) week's pay based upon forty (40)

straight time hours, providing they have at least five (5) but less than ten

(10) years of service. Those employees who are so dismissed and who have ten

(10) or more years of service with the COMPANY, will be paid two (2) weeks pay based upon eighty (80) straight time hours. This allowance shall not apply to normal layoffs resulting from temporary or seasonal variations in production requirements.

                                   SECTION 26
                                   ----------

Section deleted

                                   SECTION 27
                                   ----------

                       DOCUMENT CONTAINS ENTIRE AGREEMENT

          This document contains the entire agreement of the parties and neither party has made any representations to the other which are not contained herein.



                                   SECTION 28
                                   ----------

                            MODIFICATION OF AGREEMENT

          This agreement may not be amended, modified, changed, altered or waived except by written document executed by the parties hereto.

                                   SECTION 29
                                   ----------

                              DURATION OF AGREEMENT



          This agreement shall become effective on November 8, 1991 and shall remain in effect through November 7, 1995. It shall be deemed renewed thereafter from year to year unless either party hereto gives written notice to the other party hereto of its desire to amend, modify or terminate the same, which notice shall be served not earlier than seventy-five (75) days nor later than sixty

(60) days prior to said expiration date.

          IN  WITNESS WHEREOF, the parties hereto, through their duly authorized

representatives, have executed this agreement on this       3rd         day of
                                                      ----------------        --

    August    , 1992.
- --------------  ----



SIMMONS COMPANY                                   ILWU LOCAL 142


/s/ Ken Barton                                /s/
- ---------------------------------            ------------------------------



- ---------------------------------            ------------------------------



- ---------------------------------            ------------------------------



- ---------------------------------            ------------------------------

                                SIMMONS COMPANY

                                  EXHIBIT "A"

                              MINIMUM HOURLY RATES
                              --------------------

                         Effective Effective Effective Effective
                          11/8/91  11/8/92   11/8/93   11/8/94
                          -------  -------   -------   -------

Hiring Rate                $6.90     $7.15     $7.40     $7.80

CLASS I
- -------
     Border Maker          $7.25     $7.50     $7.75     $8.15
     Cutter
     Quilting Machine
        Operator
     Sewer

CLASS II
- --------
     Boxspring Assembler   $7.70     $7.95     $8.20     $8.60
     Frame Builder
     Garnet Operator
     Mattress Assembler
     Mattress Component &
        Construction Person
     Production Service
        Person
     Upholsterer
     Warehouseman

CLASS III
- ---------
    Receiver               $8.00     $8.25     $8.50     $8.90
    Shipper
    Truck Driver

CLASS IV
- --------
    Closer                 $8.05     $8.30     $8.55     $8.95
    Control Coordinator

CLASS V
- -------
    Driver                $10.00    $10.25    $10.50    $10.90

CLASS VI
- --------
    Truck Trailer
    Driver                $12.00    $12.25    $12.50    $12.90

CLASS VII
- ---------
    Mechanic               $8.35     $8.60     $8.85     $9.25

                                   EXHIBIT "B"
                                   -----------

                       AUTHORIZATION FORM FOR DEDUCTION OF

                             UNION DUES OUT OF WAGES
                             -----------------------


I,                                    , an employee of
   -----------------------------------                 -------------------------
voluntarily agree to have the COMPANY take out of my wages, dues in amounts determined by the UNION in accordance with its Constitution and Bylaws, as certified to you in writing by the UNION and to turn over to the UNION signatory to the existing collective bargaining agreement any and all such monies.

This authorization shall become effective upon the date set forth below and cannot be cancelled for a period of one year from this date or until the termination of the existing collective bargaining agreement between the COMPANY and the UNION, whichever occurs sooner.

I agree and direct that this authorization shall be irrevocable for successive periods of one year each, or for the period of each succeeding applicable collective bargaining agreement between the COMPANY and the UNION, whichever shall be shorter, unless

    (1) I cancel this authorization by written notice to the COMPANY within ten days after the expiration of any such one year period; or

    (2) In the case of the expiration of any applicable collective bargaining agreement between the COMPANY and the UNION during any such one (1) year period, I cancel this authorization by written notice to the COMPANY at any time during the period following the expiration of the applicable collective bargaining agreement and ten (10) days after the effective date of any new agreement.

This authorization shall be suspended during any period in which there is no collective bargaining agreement in effect between the COMPANY and the UNION.

This authorization shall end if my employment with the COMPANY ends.

This authorization is made pursuant to the provisions of Section 302 (c) of the Labor-Management Relations Act of 1947.

Date                  Employee Signature
     -------------                       --------------------------------------

Address                                                         SS#
        -------------------------------------------------------    -------------


Receipt of the foregoing is acknowledged:

                                Employer
                                        ----------------------------------------


Date                                By
     ---------------------            ------------------------------------------

                             AMENDMENT OF AGREEMENT

In accordance with Section 28. MODIFICAtION OF AGREEMENT of the Collective
                               -------------------------
Bargaining Agreement entered into by and between SIMMONS COMPANY hereinafter the Company, and the INTERNATIONAL LONGSHOREMEN'S AND WAREHOUSEMEN'S UNION (ILWU) LOCAL 142, hereinafter the Union, which expires November 7, 1995, the parties hereby agree to modify said agreement as follows:

Section 10. MEDICAL will be amended to read as follows:
            -------
10.01 During the term of this agreement, the Company will provide Hawaii Medical Service Association Preferred Provider Plan with drug plan and vision rider Plan AI. The Company will pay eighty-five percent (85%) of the monthly premium on behalf of each eligible regular full-time participating employee and his/her dependents. Employees not enrolled In the above-named plan end who desire to enroll shall sign enrollment cards and authorization providing for payroll deductions for their monthly contributions.

All other provisions will continue to apply.

IN WITNESS WHEREOF, the parties hereto. through their duly authorized
representatives, have caused this to be executed this           day of
                                                      ---------
                    , 1994.
- --------------------

SIMMONS COMPANY                              ILWU LOCAL 142




- ------------------------------               --------------------------------